EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Annual Report on Form 10-K of SyntheMed, Inc. for the fiscal year ended December 31, 2010, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned’s knowledge and belief, that:

(1) such Annual Report on Form 10-K for the fiscal year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form10-K for the fiscal year ended December 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of SyntheMed, Inc.

March 25, 2011	/s/ Richard L. Franklin, M.D.
Name:	Richard L. Franklin, M.D.
Title: Executive Chairman and Chairman of the Board (principal executive, financial and accounting officer)